Sources Of Revenue	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

15. Sources of Revenue

Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company's dialysis care revenue, for the years ended December 31, 2013 and 2012. Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient's ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 only apply to the U.S. patient service revenue.

	2013	2012
Medicare ESRD program	$4,411,285	$4,029,773
Private/alternative payors	3,841,473	3,605,081
Medicaid and other government sources	392,908	474,520
Hospitals	411,340	400,791
Total patient service revenue	$9,057,006	$8,510,165